UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2007
UNITED DOMINION REALTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-10524 (Commission File Number)	54-0857512 (I.R.S. Employer Identification No.)
1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (720) 283-6120
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.
     On January 19, 2007, United Dominion Realty Trust, Inc. (the “Company”), filed a Current Report on Form 8-K with an Exhibit 99.1 that included information on mature market trends for October 2006, November 2006 and December 2006. The Company is filing this amendment to the Form 8-K to replace the previously filed December 2006 mature market information with the information included in Exhibit 99.1 to this filing. Specifically, the information in Exhibit 99.1 to this filing replaces the Current Occupancy data for December 2006 that was included in Exhibit 99.1 to the Form 8-K filed on January 19, 2007, which inadvertently reported Pre-leased occupancy data rather than the comparable Current Occupancy data. The information included in Exhibit 99.1 to this filing will be available on the Company’s website beginning January 23, 2007.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Materials Relating to Mature Market Trends as of December 2006.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.
Date: January 23, 2007	/s/ David L. Messenger
David L. Messenger
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Materials Relating to Mature Market Trends as of December 2006.